UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 10, 2005
National Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19136	58-1922764

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
4925 Greenville Avenue, Dallas, Texas     75206

(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (214) 692-9211
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02 Results of Operations and Financial Condition.
On August 10, 2005, National Energy Group, Inc. (“NEG”) issued a press release reporting NEG’s second-quarter 2005 unaudited financial results. A copy of NEG’s press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     Item 9.01 Financial Statements and Exhibits
(c) Exhibits
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit Number	Description

99.1	Press Release dated August 10, 2005
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
By:	/s/ Randall D. Cooley
Randall D. Cooley
Vice President and Chief Financial Officer

Date: August 10, 2005